SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 10, 2003

Date of Report (Date of earliest event reported)

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in Charter)

Florida

0-22908

65-0385686

      State or Other Jurisdiction

(Commission File Number)

(IRS Employer

       of Incorporation)

Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida

33431

(Address of Principal Executive Offices)

(Zip Code)

(561) 998-8000

Registrant’s telephone number, including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.

Other Events.

On February 10, 2003, Hollywood Media Corp. announced that it has been working with the investment banking firm of Jefferies & Company, Inc. in exploring strategic opportunities available to enhance value for shareholders, including the possible sale of one or more of Hollywood Media’s divisions.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

1.

Press Release dated February 10, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

By:/s/ MITCHELL RUBENSTEIN

Mitchell Rubenstein

Chairman and Chief Executive Officer

Date:  February 10, 2003

EXHIBIT INDEX

Exhibit Number

Description

99.1

Press Release dated February 10, 2003.